UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2007

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1201 Charleston Road
Mountain View, CA  94043
(Address of principal executive offices, including zip code)

(650) 251-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 4, 2007, at a meeting of the Compensation Committee (the “Committee”) of the Board of Directors of Omnicell, Inc. (the “Company”), the Committee approved, effective April 1, 2007, the annualized base salaries of the Company’s Chief Executive Officer and other executive officers of the Company listed below and as set forth on Exhibit 10.1 attached hereto:

Name	Title	Annual Base Salary
Randall A. Lipps(1)	Chairman, President and Chief Executive Officer	$407,000
Robin G. Seim	Vice President, Finance and Chief Financial Officer	$242,000
J. Christopher Drew	Executive Vice President, Operations	$294,000
Dan S. Johnston	Senior Vice President and General Counsel	$225,000
Renee A. Luhr	Vice President, Sales	$220,000
John G. Choma	Senior Vice President, Human Resources, Employee Learning and Performance	$182,000
Brian R. Rodli	Vice President, Marketing and Chief Strategy Officer	$208,000

(1)             Mr. Lipps 2007 annual base salary is unchanged from 2006.

On April 4, 2007, the Committee also approved the terms of the Company’s Quarterly Executive Bonus Plan for the 2007 fiscal year, effective as of the second quarter of 2007 (the “2007 Bonus Plan”), which is applicable to the Company’s management team, director level and above, including Section 16(b) officers.

For the participants to be eligible for the quarterly bonus, the 2007 Bonus Plan requires the Company to achieve both a minimum profitability target and revenue growth target as set by the Committee each quarter.  If the Company’s targets are achieved, the participants are eligible to receive 50% of their bonus amount.  Each participant will also have individual quarterly performance targets set by management, that, if achieved, will allow the participant to receive up to the remaining 50% of their bonus amount.  No bonuses will be paid under the 2007 Bonus Plan in any quarter where the Company targets are not achieved.  Also, in any quarter where the quarterly Company targets are achieved and the profitability target is exceeded, each participant can earn an additional 10% of his or her quarterly bonus for each incremental target achieved, as set by the Committee.  The bonus is computed as a percentage of the participant’s quarterly base salary, which is established by the Committee.  Effective as of the second quarter of 2007, the bonus target levels range from 50% of quarterly salary to 75% of quarterly salary, depending on the seniority level of the participant.  The Committee may alter the incentive payout based on such factors as achievement of publicly announced targets, product milestones, strategic goals, cross-functional teamwork and collaboration, and unforeseen changes in the economy and/or geopolitical climate.

The foregoing description is subject to, and qualified in its entirety by, the 2007 Bonus Plan, which is attached hereto as Exhibit 10.2.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1	Executive Officer Compensation
10.2	Omnicell Quarterly Executive Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: April 10, 2007	By:	/s/ Dan S. Johnston
Dan S. Johnston
Senior Vice President
and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Executive Officer Compensation
10.2	Omnicell Quarterly Executive Bonus Plan